                                                                    Exhibit 99.2

                                  [QUANTA LOGO]

                              FINANCIAL HIGHLIGHTS

                               FIRST QUARTER 2006

                                  May 10, 2006

FORWARD LOOKING STATEMENTS:

Except for historical information, this presentation may include forward looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K and other filings with the
Securities and Exchange Commission. Because we have a limited operating history, most of the statements contained in this document relating to Quanta and its business, including statements relating to our competitive strengths and business strategies, are forward-looking statements.

BASIS OF PREPARATION AND NON-GAAP MEASURES:

DEFINITIONS AND PRESENTATION. All financial information contained herein is unaudited by the Company's independent registered public accounting firm, except for the financial data relating to the year-ended December 31, 2005, which was derived from the Company's audited financial statements. Unless otherwise noted, all data is in U.S. dollars thousands, except for per share, percentage and ratio information.

GAAP refers to generally accepted accounting principles in the United States. In presenting the Company's results, management has included and discussed certain
"non-GAAP financial measures", as such term is defined in Regulation G.
Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

OPERATING INCOME (LOSS) BEFORE TAX (a non-GAAP financial measure): Operating income (loss) before tax is an internal performance measure used by the Company in the management of its operations and represents income (loss) before tax excluding, as applicable, net realized investment gains or losses and net foreign exchange gains or losses and other items of income and expense not attributable to its operating segments. The Company excludes net realized investment gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income (loss) before tax because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to investment and foreign exchange market conditions. The Company believes these amounts are largely independent of its underwriting and technical services decision making process and profitability and including them distorts the analysis of trends in its operations. In addition to presenting net income or loss determined in accordance with GAAP, the Company believes that showing operating income (loss) before tax enables investors, analysts, rating agencies, clients and other users of its financial information to more easily analyze the
Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income (loss) before tax should not be viewed as a substitute for GAAP net income (loss).

UNDERWRITING INCOME (LOSS) (a GAAP financial measure): Underwriting income
(loss) is a measure of profitability of the Company's underwriting segments that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income
(loss) is the difference between revenues and expense items. Underwriting income
(loss) includes expenses charged by the Company's technical services segment.

TECHNICAL SERVICES INCOME (a GAAP financial measure): Technical services income is a measure of profitability of the Company's technical services segment that takes into account technical services income and other technical services-related income as revenue, and direct technical service costs and technical services general and administrative expenses as expenses. Technical services income is the difference between revenues and expense items. Technical
Services income includes revenues charged to the Company's underwriting segments.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY (ROAE) (a non-GAAP
financial measure): Annualized Operating Return on Average Shareholders' Equity
is calculated using 1) operating income, as defined above and 2) average shareholders' equity. Average shareholders' equity is calculated as the arithmetic average on an annual basis for the stated periods. The Company presents ROAE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. All three month ROAE percentages are calculated on an annualized basis by multiplying the percentage returns by a factor of four in order to provide a performance measure that is comparable to equivalent measures for annual periods presented.

UNDERWRITING RATIOS (a GAAP financial measures): The Company uses underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expense by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition expenses by net premiums earned. The general and administrative expense ratio is the calculated by dividing underwriting related general and administrative expenses by net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. We believe that these financial ratios appropriately reflect the profitability of our underwriting segments. A combined ratio of less than 100% indicates an underwriting profit and over 100%, an underwriting loss. Because we have a limited operating history, our combined ratio may be subject to significant volatility and may not be indicative of future profitability.

DILUTED BOOK VALUE PER SHARE (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share.

TANGIBLE BOOK VALUE PER SHARE AND DILUTED TANGIBLE BOOK VALUE PER SHARE
(non-GAAP financial measures): The Company has included tangible book value per share and diluted tangible book value per share because it believes it provides a clear measure of the value of its tangible shareholders' equity on a per share basis. Tangible book value excludes goodwill and other intangible assets as itemized in the Company's consolidated balance sheets. A reconciliation from tangible book value per share to book value per share is provided on page 6 of this supplement.

                                                                               1

                        SUMMARY STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                 (in thousands)

The summary statements of operations are presented on a classified basis in order to show the Company's segment components of operating (loss) income before tax.

                                               FOR THE THREE    FOR THE THREE
                                               MONTHS ENDED     MONTHS ENDED
                                              MARCH 31, 2006   MARCH 31, 2005
                                              --------------   --------------
UNDERWRITING SEGMENT:
--------------------
UNDERWRITING REVENUES
Gross premiums written                           $114,869         $172,726
Premiums ceded                                    (52,155)         (29,849)
                                                 --------         --------
Net premiums written                               62,714          142,877
Change in unearned premiums                        16,854          (51,391)
                                                 --------         --------
Net premiums earned                                79,568           91,486
Other income                                        1,004            1,044
UNDERWRITING EXPENSES
Net losses and loss expenses                      (54,492)         (57,496)
Acquisition expenses                              (13,933)         (20,477)
General and administrative expenses               (27,405)         (19,181)
                                                 --------         --------
Total underwriting expenses                       (95,830)         (97,154)
UNDERWRITING SEGMENTS LOSS (1) (2)               $(15,258)        $ (4,624)

TECHNICAL SERVICES SEGMENT:
--------------------------
TECHNICAL SERVICES INCOME
Technical services revenues                         8,145            8,112
Other income                                          120               10
Direct technical services costs                    (5,000)          (4,861)
General and administrative expenses                (2,912)          (2,539)
                                                 --------         --------
TECHNICAL SERVICES SEGMENT INCOME (2)            $    353         $    722
OTHER:
-----
OTHER OPERATING REVENUE
Net investment income                              10,776            5,225
Interest expense                                   (1,262)            (826)
                                                 --------         --------
Total other operating revenue                       9,514            4,399
                                                 --------         --------
OPERATING (LOSS) INCOME BEFORE TAX               $ (5,391)        $    497
Net foreign exchange losses                          (319)            (112)
Net realized losses on investments                 (8,320)            (483)
Other income and expenses (3)                      (1,157)            (323)
                                                 --------         --------
NET LOSS BEFORE TAX                              $(15,187)        $   (421)
Income tax expense                                    (32)            (223)
                                                 --------         --------
NET LOSS                                         $(15,219)        $   (644)
                                                 --------         --------
Dividends on preferred shares                      (1,916)              --
                                                 --------         --------
NET LOSS AVAILABLE TO ORDINARY SHAREHOLDERS      $(17,135)        $   (644)
                                                 ========         ========

FOOTNOTES:

1.   The Company's underwriting segments comprise, and is an aggregation of, its
     Specialty Insurance and Specialty Reinsurance reportable segments as presented on pages 8 to 9.

2.   Underwriting loss and technical services income include amounts charged by the technical services segment to the underwriting segments. An elimination of these intersegment revenues and expenses and a reconciliation to net loss as presented in the Company's Consolidated Statements of Operations
     appears on pages 8 to 9.

3.   Other income and expenses is calculated as the sum of depreciation of fixed assets and amortization of intangible assets and other income and expense not attributable to a specific reportable segment.

                                                                               2

                           CONSOLIDATED BALANCE SHEETS
                   AS OF MARCH 31, 2006 AND DECEMBER 31, 2006
                                 (in thousands)

                                                  AS OF MARCH   AS OF DECEMBER
                                                    31, 2006       31, 2005
                                                  -----------   --------------
ASSETS
Investments at fair market value
   Available for sale investments                 $  785,153      $  699,121
   Trading investments related to deposit
   liabilities                                        37,929          38,316
                                                  ----------      ----------
      Total investments at fair value                823,082         737,437
Cash and cash equivalents                            118,990         178,135
Restricted cash and cash equivalents                  85,945          82,843
Accrued investment income                              6,024           5,404
Premiums receivable                                  147,023         146,837
Losses and loss adjustment expenses recoverable      198,341         190,353
Other accounts receivable                             10,262          11,434
Net receivable for investments sold                       --           3,047
Deferred acquisition costs, net                       28,718          33,117
Deferred reinsurance premiums                        108,331         112,096
Property and equipment, net                            4,276           5,034
Goodwill and other intangtible assets                 24,692          24,877
Other assets                                          24,289          21,477
                                                  ----------      ----------
      Total assets                                $1,579,973      $1,552,091
                                                  ==========      ==========

LIABILITIES
Reserve for losses and loss expenses              $  592,252      $  533,983
Unearned premiums                                    316,347         336,550
Environmental liabilities assumed                      4,447           5,911
Reinsurance balances payable                          61,647          57,499
Accounts payable and accrued expenses                 28,229          39,051
Net payable for investments purchased                 12,707              --
Deposit liabilities                                   50,797          51,509
Deferred income and other liabilities                  9,627           9,729
Junior subordinated debentures                        61,857          61,857
                                                  ----------      ----------
      Total liabilities                           $1,137,910      $1,096,089
                                                  ----------      ----------

REDEEMABLE PREFERRED SHARES                       $   74,998      $   71,838
SHAREHOLDERS' EQUITY
Common shares                                            699             699
Additional paid-in capital                           582,298         581,929
Accumulated deficit                                 (216,145)       (199,010)
Accumulated other comprehensive income                   213             546
                                                  ----------      ----------
      Total shareholders' equity                  $  367,065      $  384,164
                                                  ----------      ----------

                                                                               3

                              TOTAL CAPITALIZATION
                   AS OF MARCH 31, 2006 AND DECEMBER 31, 2005
                                 (in thousands)

                                                                  AS OF MARCH 31,   AS OF DECEMBER 31,
                                                                       2006                2005
                                                                  ---------------   ------------------

DEBT OUTSTANDING:
   Revolving credit facility (1)                                     $      --          $      --
   Junior subordinated debentures                                       61,857             61,857

REDEEMABLE PREFERRED SHARES:
Redeemable preferred shares ($0.01 par value; 25,000,000
shares authorized; 3,130,525 issued and outstanding,
at March 31, 2006; 3,000,000 issued and outstanding, at
December 31, 2005)                                                      74,998             71,838

SHAREHOLDERS' EQUITY:
Common shares ($0.01 par value; 200,000,000 common shares
authorized, 69,946,861 issued and outstanding at March 31, 2006
and December 31, 2005) (3)                                                 699                699
Additional paid-in capital                                             582,298            581,929
Accumulated deficit                                                   (216,145)          (199,010)
Accumulated other comprehensive income                                     213                546
                                                                     ---------          ---------
   Total shareholders' equity                                        $ 367,065          $ 384,164
                                                                     ---------          ---------
   TOTAL CAPITALIZATION                                              $ 503,920          $ 517,859
                                                                     =========          =========
TOTAL DEBT TO TOTAL CAPITAL RATIO (2)                                       27%                26%

FOOTNOTES:

1.   Consists of a $250 million secured letter of credit and revolving credit facility dated July 11, 2005. Up to $25.0 million may be borrowed under the facility on a revolving basis for general corporate purposes and working capital requirements. As of March 31, 2006 and December 31, 2005, $225.6
     million and $217.2 million of letters of credit were outstanding under this facility. No revolving credit borrowings or amounts drawn under the letters of credit were outstanding as of March 31, 2006 and December 31, 2005.

2.   The debt to total capital ratio is calculated as the sum of the revolving credit facility, junior subordinated debentures and redeemable preferred shares, or Total Debt, divided by the sum of Total Debt and Total
     Shareholders' Equity, or Total Capitalization.

3.   This table does not give effect to warrants and options exercisable for
     5,598,283 and 5,945,007 common shares at March 31, 2006 and December 31,
     2005.

                                                                               4

                         SUMMARIZED CASH FLOW STATEMENT
                   THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                 (in thousands)

                                                    THREE MONTHS ENDED   THREE MONTHS ENDED
                                                      MARCH 31, 2006       MARCH 31, 2005
                                                    ------------------   ------------------

Net cash provided by operating activities                $ 17,445             $ 31,817
Net cash used in investing activities                     (77,834)             (31,198)
Net cash provided by financing activities (1)               1,244               19,591
                                                         --------             --------
(Decrease) increase in cash and cash equivalents:         (59,145)              20,210
                                                         --------             --------
Cash at beginning of the period                           178,135               32,775
                                                         --------             --------
Cash at end of the period                                $118,990             $ 52,985
                                                         ========             ========

FOOTNOTES:

1.   Net cash flows from our offerings were as follows: proceeds from issuance of preferred shares, net of underwriters' discounts of $0.1 million, were
     $3.2 million.

                                                                               5

                                 PER SHARE DATA
                   THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                    (in thousands, except per share amounts)

                                                 FOR THE THREE MONTHS   FOR THE THREE MONTHS
                                                 ENDED MARCH 31, 2006   ENDED MARCH 31, 2005
                                                 --------------------   --------------------

LOSS PER SHARE
--------------
Net loss available to ordinary shareholders           $   (17,135)          $      (644)
Weighted average common share and common share
equivalents, outstanding during the period
   Basic                                               69,946,861            56,798,218
   Diluted (1)                                         69,946,861            56,798,218
Basic loss per share                                  $     (0.24)          $     (0.01)
Diluted loss per share (1)                            $     (0.24)          $     (0.01)

BOOK VALUE PER SHARE
--------------------
Total shareholders' equity                            $   367,065           $   422,980
Common share and common share equivalents
outstanding at the end of the period:
   Basic                                               69,946,861            56,798,218
   Diluted (2) (3)                                     69,946,861            56,918,218

Basic book value per share                            $      5.25           $      7.45
Diluted book value per share (2)                      $      5.25           $      7.43

TANGIBLE BOOK VALUE PER SHARE
-----------------------------
Total shareholders' equity                            $   367,065           $   422,980
Goodwill and other intangible assets                       24,692                20,432

Total shareholders' equity adjusted to
exclude goodwill and other intangible assets
                                                      $   342,373           $   402,548

Basic tangible book value per share                   $      4.89           $      7.09

FOOTNOTE:

1.   Due to a net loss for all periods presented, the assumed net exercise of options and warrants under the treasury stock method has been excluded, as the effect would have been anti-dilutive.

2.   The assumed net exercise of options and warrants under the treasury stock method has been included in the calculation of diluted book value and diluted tangible book value per share.

3.   As of March 31, 2006, all outstanding options had an exercise price above the closing market share price, therefore the outstanding options have not been included in the calculation of the diluted number of shares for the calculation of diluted book value and diluted tangible book value per share.

                                                                               6

            ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY (ROAE)
                   THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                 (in thousands)

                                                         FOR THE THREE MONTHS   FOR THE THREE MONTHS
                                                         ENDED MARCH 31, 2006   ENDED MARCH 31, 2005
                                                         --------------------   --------------------

Beginning of period total shareholders' equity                 $384,164               $430,909
End of period total shareholders' equity                       $367,065               $422,980
Average shareholders' equity (1)                               $375,615               $426,945
Net loss available to ordinary shareholders                    $(17,135)              $   (644)
Return on average shareholders' equity                            -18.2%                  -0.6%
   Pre-tax ROAE from underwriting activity (2)                    -16.3%                  -4.3%
   Pre-tax ROAE from technical services activity (3)                0.4%                   0.7%
   Pre-tax ROAE from investment income (4)                         11.5%                   4.9%
   Pre-tax ROAE impact of interest expense (5)                     -1.4%                  -0.8%
                                                               --------               --------
   Pre-tax operating loss ROAE                                     -5.8%                   0.5%
   Pre-tax ROAE from foreign exchange and net realized
   (losses) gains on investments (6)                               -9.2%                  -0.6%
   Pre-tax ROAE from other income and expense (7)                  -1.2%                  -0.3%
   ROAE impact of tax (8)                                           0.0%                  -0.2%
   ROAE impact of dividends on preferred shares (9)                -2.0%                   0.0%
                                                               --------               --------

FOOTNOTES:

1.   Average shareholders' equity is calculated by taking the simple average of the beginning of period and end of period total shareholders' equity.

2.   Pre-tax ROAE from underwriting activity is calculated by taking underwriting income divided by average shareholders' equity.

3.   Pre-tax ROAE from technical services activity is calculated by taking technical services income divided by average shareholders' equity.

4.   Pre-tax ROAE from investment activity is calculated by taking investment income divided by average shareholders' equity.

5.   Pre-tax ROAE impact of interest expense is calculated by taking interest expense divided by average shareholders' equity.

6.   Pre-tax ROAE from foreign exchange and net realized (losses) gains on investments is calculated by taking foreign exchange and net realized
     (losses) gains on investments divided by average shareholders' equity.

7.   Pre-tax ROAE from other income and expense is calculated by taking total other income and other expenses divided by average shareholders' equity.

8.   ROAE impact of tax is calculated by taking total tax (benefit) expense divided by average shareholders' equity.

9.   ROAE impact of dividends on preferred shares is calculated by taking dividends on preferred shares divided by average shareholders' equity.

10.  Return on average equity is calculated by taking net loss after tax divided by average shareholders' equity.

                                                                               7

                                 SEGMENT RESULTS
                        THREE MONTHS ENDED MARCH 31, 2006
                                 (in thousands)

                                                                                                ADJUSTMENTS
                                          SPECIALTY    SPECIALTY    UNDERWRITING   TECHNICAL        AND
                                          INSURANCE   REINSURANCE       TOTAL       SERVICES   ELIMINATIONS   CONSOLIDATED
                                          ---------   -----------   ------------   ---------   ------------   ------------

Direct insurance                          $ 75,845     $     --       $ 75,845     $    --        $  --         $ 75,845
Reinsurance assumed                          8,498       30,526         39,024          --           --           39,024
                                          --------     --------       --------     -------        -----         --------
Total gross premiums written                84,343       30,526        114,869          --           --          114,869
Premiums ceded                             (29,599)     (22,556)       (52,155)         --           --          (52,155)
                                          --------     --------       --------     -------        -----         --------
Net premiums written                      $ 54,744     $  7,970       $ 62,714     $    --        $  --         $ 62,714
                                          ========     ========       ========     =======        =====         ========
Net premiums earned                       $ 58,039     $ 21,529       $ 79,568     $    --        $  --         $ 79,568
Technical services revenues                     --           --             --       8,145         (404)           7,741
Other income                                   130          874          1,004         120           --            1,124
Net losses and loss expenses               (38,731)     (15,761)       (54,492)         --          110          (54,382)
Direct technical services costs                 --           --             --      (5,000)          --           (5,000)
Acquisition expenses                        (8,366)      (5,567)       (13,933)         --           --          (13,933)
General and administrative expenses (1)    (20,448)      (6,957)       (27,405)     (2,912)         294          (30,023)
                                          --------     --------       --------     -------        -----         --------
SEGMENT (LOSS) INCOME                     $ (9,376)    $ (5,882)      $(15,258)    $   353        $  --         $(14,905)
                                          --------     --------       --------     -------        -----         --------
Depreciation of fixed assets and
   amortization of intangibles                                                                                    (1,070)
Interest expense                                                                                                  (1,262)
Net investment income                                                                                             10,776
Net realized losses on investments                                                                                (8,320)
Other loss                                                                                                           (87)
Net foreign exchange losses                                                                                         (319)
                                                                                                                --------
NET LOSS BEFORE INCOME TAX                                                                                      $(15,187)
                                                                                                                ========
   Loss ratio                                 66.7%        73.2%          68.5%
   Acquisition expense ratio                  14.4%        25.9%          17.5%
   General and administrative expense
      ratio                                   35.2%        32.3%          34.4%
                                          --------     --------       --------
   Combined ratio                            116.3%       131.4%         120.4%
                                          ========     ========       ========

FOOTNOTE:

1.   General and administrative expenses associated with our underwriting activities for the three months ended March 31, 2006 were $27.4 million and include $0.3 million charged by the technical services segment and exclude
     $2.9 million related to our technical services activities for the same period.

                                                                               8

                                 SEGMENT RESULTS
                        THREE MONTHS ENDED MARCH 31, 2005
                                 (in thousands)

During the year ended December 31, 2005, the Company changed the composition of its reportable segments such that the Lloyd's operating segment, which was previously a reportable segment, is aggregated with the Company's specialty insurance reportable segment. The prior reportable segments for the three months ended March 31, 2005 have been restated to conform with the presentation for the three months ended March 31, 2006.

                                                                                                ADJUSTMENTS
                                          SPECIALTY    SPECIALTY    UNDERWRITING   TECHNICAL        AND
                                          INSURANCE   REINSURANCE       TOTAL       SERVICES   ELIMINATIONS   CONSOLIDATED
                                          ---------   -----------   ------------   ---------   ------------   ------------

Direct insurance                          $ 82,471     $     --      $  82,471      $    --       $  --        $  82,471
Reinsurance assumed                            848       89,407         90,255           --          --           90,255
                                          --------     --------      ---------      -------       -----        ---------
Total gross premiums written                83,319       89,407        172,726           --          --          172,726
Premiums ceded                             (28,552)      (1,297)       (29,849)          --          --          (29,849)
                                          --------     --------      ---------      -------       -----        ---------
Net premiums written                      $ 54,767     $ 88,110      $ 142,877      $    --       $  --        $ 142,877
                                          ========     ========      =========      =======       =====        =========
Net premiums earned                       $ 37,849     $ 53,637      $  91,486      $    --       $  --        $  91,486
Technical services revenues                     --           --             --        8,112        (849)           7,263
Other income                                   254          790          1,044           10          --            1,054
Net losses and loss expenses               (27,848)     (29,648)       (57,496)          --          --          (57,496)
Direct technical services costs                 --           --             --       (4,861)         --           (4,861)
Acquisition expenses                        (6,673)     (13,804)       (20,477)          --          --          (20,477)
General and administrative expenses (1)    (14,025)      (5,156)       (19,181)      (2,539)        849          (20,871)
                                          --------     --------      ---------      -------       -----        ---------
SEGMENT (LOSS) INCOME                     $(10,443)    $  5,819      $  (4,624)     $   722       $  --        $  (3,902)
                                          --------     --------      ---------      -------       -----        ---------
Depreciation of fixed assets and
   amortization of intangibles                                                                                      (842)
Interest expense                                                                                                    (826)
Net investment income                                                                                              5,225
Net realized losses on investments                                                                                  (483)
Other income                                                                                                         519
Net foreign exchange losses                                                                                         (112)
                                                                                                               ---------
NET LOSS BEFORE INCOME TAX                                                                                     $    (421)
                                                                                                               =========
   Loss ratio                                 73.6%        55.3%          62.8%
   Acquisition expense ratio                  17.6%        25.7%          22.4%
   General and administrative expense
      ratio                                   37.1%         9.6%          21.0%
                                          --------     --------      ---------
   Combined ratio                            128.3%        90.6%         106.2%
                                          ========     ========      =========

FOOTNOTE:

1.   General and administrative expenses associated with our underwriting activities for the three months ended March 31, 2005 were $19.2 million and include $0.8 million charged by the technical services segment and exclude
     $2.5 million related to our technical services activities for the same period.

                                                                               9

   GROSS AND NET WRITTEN PREMIUMS, NET EARNED PREMIUMS AND NET LOSS RATIOS BY
                                  PRODUCT LINE
                   THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                 (in thousands)

                                                 THREE MONTHS ENDED MARCH 31, 2006       THREE MONTHS ENDED MARCH 31, 2005
                                             ---------------------------------------  ---------------------------------------
                                              GROSS       NET       NET                 GROSS      NET       NET
                                              WRITTEN   WRITTEN   EARNED    NET LOSS   WRITTEN   WRITTEN   EARNED    NET LOSS
                                             PREMIUMS  PREMIUMS  PREMIUMS  RATIO (1)  PREMIUMS  PREMIUMS  PREMIUMS  RATIO (1)
                                             --------  --------  --------  ---------  --------  --------  --------  ---------

SPECIALTY INSURANCE:
Technical risk property (2) - HBW            $ 43,696  $ 24,707   $24,237     57.2%   $ 41,105  $ 26,202   $21,600     58.4%
Professional liability - Lloyds                17,890    13,634    16,013     66.5%     16,293    12,671     3,309     55.7%
Environmental liability (6)                     6,215     3,717     3,072     70.5%      5,842     3,517     1,849    322.1%
Technical risk property (2) - other             5,418     5,157     1,673    344.1%      2,782     1,716       426    110.3%
Professional liability - other                  5,357     3,869     8,207     65.1%      8,918     5,465     8,119     79.3%
Surety (5)                                      2,111     1,296     2,506      0.8%      2,871     2,121       735      1.1%
Other - Lloyds                                  1,366     1,205       479     91.0%         --        --        --       --
Fidelity and crime                              1,274       632     1,432      3.2%      3,892     1,681     1,372     31.4%
Trade credit and political risk (6)             1,060       580       238     78.6%      1,616     1,394       193     47.2%
Structured insurance                              (44)      (53)      182      5.4%         --        --       246       --
                                             --------  --------   -------    -----    --------  --------   -------    -----
Total specialty insurance                    $ 84,343  $ 54,744   $58,039     66.7%   $ 83,319  $ 54,767   $37,849     73.6%
                                             --------  --------   -------    -----    --------  --------   -------    -----
SPECIALTY REINSURANCE:
Property (3)                                 $ 19,957  $    198   $   251    260.2%   $ 44,439  $ 44,439   $21,137     41.1%
Casualty (3) (6)                               12,289    12,289    16,845     57.7%     29,104    29,104    26,648     67.0%
Marine, technical risk and aviation (4) (6)    (1,720)   (4,517)    4,433    105.1%     15,864    14,567     5,852     48.7%
                                             --------  --------   -------    -----    --------  --------   -------    -----
Total specialty reinsurance                  $ 30,526  $  7,970   $21,529     73.2%   $ 89,407  $ 88,110   $53,637     55.3%
                                             --------  --------   -------    -----    --------  --------   -------    -----
Total                                        $114,869  $ 62,714   $79,568     68.3%   $172,726  $142,877   $91,486     62.8%
                                             ========  ========   =======    =====    ========  ========   =======    =====

FOOTNOTES:

1.   Net loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.

2.   In the fourth quarter of 2005, the Company discontinued the writing of new and most renewal business in its technical risk property line of business.
     The Company did not discontinue or make changes in its program businesses, including the residential builders' and contractors' program, which we refer to as the HBW program.

3.   In the fourth quarter of 2005, Quanta discontinued the writing of new and most renewal business in its reinsurance property line of business and commuted two treaties back to the cedant in its casualty reinsurance line of business.

4.   In the first quarter of 2006, following A.M. Best's ratings downgrade, marine, technical risk and aviation reinsurance contracts were cancelled in
     March 2006, resulting in the return of gross premiums written of $7.5 million.

5.   No longer seeking new business since the first quarter of 2006.

6.   Will no longer be seeking new business starting in the second quarter of
     2006.

                                                                              10

                      NET WRITTEN PREMIUMS BY PRODUCT LINE

                        THREE MONTHS ENDED MARCH 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Technical risk property   42%
Professional              24%
Environmental              5%
Fidelity and Crime         1%
Surety                     2%
Trade credit               1%
Specie and fine art        2%
Property Re                0%
Casualty Re               17%
Marine Re                  6%

                       THREE MONTHS ENDED MARCH 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Technical risk property   20%
Professional              13%
Environmental              2%
Fidelity and Crime         1%
Surety                     1%
Trade credit               1%
Property Re               32%
Casualty Re               20%
Marine Re                 10%

                       NET EARNED PREMIUMS BY PRODUCT LINE

                        THREE MONTHS ENDED MARCH 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Technical risk property   30%
Professional              30%
Environmental              4%
Fidelity and Crime         2%
Surety                     3%
Trade credit               0%
Specie and fine art        1%
Structured insurance       3%
Property Re                0%
Casualty Re               21%
Marine Re                  6%

                       THREE MONTHS ENDED MARCH 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Technical risk property   25%
Professional              12%
Environmental              2%
Fidelity and Crime         1%
Surety                     1%
Property Re               23%
Casualty Re               30%
Marine Re                  6%
Structured Insurance       0%
Trade credit               0%

                                                                              11

                   ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES
                   AS OF MARCH 31, 2006 AND DECEMBER 31, 2005
                                 (in thousands)

                                               AS OF MARCH 31, 2006                  AS OF DECEMBER 31, 2005
                                      -------------------------------------   -------------------------------------
                                      GROSS LOSS    CEDED LOSS     NET LOSS   GROSS LOSS    CEDED LOSS     NET LOSS
                                       RESERVES    RESERVES (1)    RESERVES    RESERVES    RESERVES (1)    RESERVES
                                      ----------   ------------   ---------   ----------   ------------   ---------

SPECIALTY INSURANCE:
Technical risk property                $206,462     $ (95,350)     $111,112    $182,360     $ (86,633)     $ 95,727
Professional liability                  100,876       (24,755)       76,121      77,484       (17,731)       59,753
Environmental liability                  21,346        (8,898)       12,448      21,789        (9,811)       11,978
Fidelity and crime                        5,174        (2,012)        3,162       4,912        (1,785)        3,127
Other                                     1,500            --         1,500       1,512            --         1,512
Surety                                      937            --           937         912            --           912
Trade credit and political risk             832            --           832         610            --           610
                                       --------     ---------      --------    --------     ---------      --------
                                       $337,127     $(131,015)     $206,112    $289,579     $(115,960)     $173,619
                                       --------     ---------      --------    --------     ---------      --------
SPECIALTY REINSURANCE:
Marine, technical risk and aviation    $101,497     $ (42,006)     $ 59,491    $ 99,087     $ (41,118)     $ 57,969
Property                                 78,403       (25,320)       53,083      79,998       (33,275)       46,723
Casualty                                 75,225            --        75,225      65,319            --        65,319
                                       --------     ---------      --------    --------     ---------      --------
                                       $255,125     $ (67,326)     $187,799    $244,404     $ (74,393)     $170,011
                                       --------     ---------      --------    --------     ---------      --------
Total                                  $592,252     $(198,341)     $393,911    $533,983     $(190,353)     $343,630
                                       ========     =========      ========    ========     =========      ========
SPECIALTY INSURANCE:
Case reserve                             50,361       (34,572)       15,789      50,659       (34,047)       16,612
IBNR                                    286,766       (96,443)      190,323     238,920       (81,913)      157,007
                                       --------     ---------      --------    --------     ---------      --------
Total                                  $337,127     $(131,015)     $206,112    $289,579     $(115,960)     $173,619
                                       --------     ---------      --------    --------     ---------      --------
SPECIALTY REINSURANCE:
Case reserve                            134,125       (48,526)       85,599     125,334       (55,240)       70,094
IBNR                                    121,000       (18,800)      102,200     119,070       (19,153)       99,917
                                       --------     ---------      --------    --------     ---------      --------
Total                                  $255,125     $ (67,326)     $187,799    $244,404     $ (74,393)     $170,011
                                       --------     ---------      --------    --------     ---------      --------
TOTAL:
Case reserve                            184,486       (83,098)      101,388     175,993       (89,287)       86,706
IBNR                                    407,766      (115,243)      292,523     357,990      (101,066)      256,924
                                       --------     ---------      --------    --------     ---------      --------
Total                                  $592,252     $(198,341)     $393,911    $533,983     $(190,353)     $343,630
                                       ========     =========      ========    ========     =========      ========

FOOTNOTE:

1.   Failure of the Company's reinsurers to honor their obligations could result in credit losses.

                                                                              12

                 LOSSES AND LOSS ADJUSTMENT EXPENSES RECOVERABLE
                              AS OF MARCH 31, 2006

                                                               AMOUNT RECOVERABLE AS
                                            A.M. BEST RATING     OF MARCH 31, 2006
REINSURERS                                        (1)              (IN $ MILLION)
----------                                  ----------------   ---------------------

Everest Reinsurance Company                        A+                 48.2
Lloyd's                                            A                  30.9
Arch Reinsurance                                   A-                 19.3
XL Capital Ltd.                                    A+                 11.3
Allianz Marine & Aviation                          A-                 10.7
New Reinsurance Company                            A+                 10.0
Glacier Reinsurance AG                             A-                  8.4
The TOA Reinsurance Company Ltd. (Tokyo)           A                   8.1
Aspen Insurance                                    A                   7.5
Transatlantic Reinsurance Company                  A+                  7.2
Odyssey America Reinsurance                        A                   7.1
Max Re                                             A-                  6.7
Other reinsurers rated A- or better                A-                 15.1
All Other Reinsurers                            Various                7.8
                                                                     -----
                                                                     198.3
                                                                     =====

FOOTNOTES:

1.   A.M. Best Ratings as of April 20, 2006.

                                                                              13

                  COMPOSITION OF INVESTMENTS AT MARCH 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

US Government and Government Agencies   39%
Non-US Developed                         3%
Tax-Exempt Municipal                     1%
Asset-Backed Securities                  7%
Mortgage-Backed Securities              30%
Corporate                               19%
Emerging Markets                         1%

BBB    3%
AAA   78%
AA     4%
A     15%

FOOTNOTES:

1.   Ratings as assigned by Standard & Poor's Corporation.

                                                                              14

     ESTIMATED 2005 HURRICANE CATASTROPHES LOSSES AND LOSS EXPENSES INCURRED
                   AS OF MARCH 31, 2006 AND DECEMBER 31, 2005
                                 (in thousands)

                                                CUMULATIVE AS OF MARCH 31, 2006             CUMULATIVE AS OF DECEMBER 31, 2005
                                          -------------------------------------------  -------------------------------------------
                                           GROSS LOSSES   CEDED LOSSES    NET LOSSES    GROSS LOSSES   CEDED LOSSES    NET LOSSES
                                                AND           AND            AND            AND            AND            AND
                                          LOSS EXPENSES  LOSS EXPENSES  LOSS EXPENSES  LOSS EXPENSES  LOSS EXPENSES  LOSS EXPENSES
                                          -------------  -------------  -------------  -------------  -------------  -------------

SPECIALTY INSURANCE:
Technical risk property                     $ 49,320       $ (38,317)      $11,003       $ 52,245       $ (41,029)      $11,216
Fidelity and crime                               450            (225)          225            450            (225)          225
                                            --------       ---------       -------       --------       ---------       -------
                                              49,770         (38,542)       11,228         52,695         (41,254)       11,441
                                            --------       ---------       -------       --------       ---------       -------
SPECIALTY REINSURANCE:
Marine, technical risk and aviation           68,891         (28,858)       40,033         68,986         (28,861)       40,125
Property                                      79,371         (47,057)       32,314         77,426         (45,653)       31,773
                                            --------       ---------       -------       --------       ---------       -------
                                             148,262         (75,915)       72,347        146,412         (74,514)       71,898
                                            --------       ---------       -------       --------       ---------       -------
TOTAL LOSSES AND LOSS EXPENSES INCURRED     $198,032       $(114,457)      $83,575       $199,107       $(115,768)      $83,339
                                            ========       =========       =======       ========       =========       =======
LOSSES AND LOSS EXPENSES BY EVENT
Katrina and Rita                            $168,191       $ (95,514)      $72,677       $169,803       $ (97,668)      $72,135
Wilma                                         29,841         (18,943)       10,898         29,304         (18,100)       11,204
                                            --------       ---------       -------       --------       ---------       -------
                                             198,032        (114,457)       83,575        199,107        (115,768)       83,339
                                            --------       ---------       -------       --------       ---------       -------
Reinstatement premiums
Katrina and Rita                              (8,979)         13,311         4,332         (8,833)         13,367         4,534
Wilma                                         (1,169)            447          (722)          (979)            502          (477)
                                            --------       ---------       -------       --------       ---------       -------
                                             (10,148)         13,758         3,610         (9,812)         13,869         4,057
                                            --------       ---------       -------       --------       ---------       -------
NET COST OF 2005 HURRICANES                 $187,884       $(100,699)      $87,185       $189,295       $(101,899)      $87,396
                                            ========       =========       =======       ========       =========       =======

FOOTNOTE:

1.   The above analysis includes losses incurred from hurricanes Katrina, Rita and Wilma in 2005 only and does not include development on losses incurred from the 2004 hurricanes.

                                                                              15